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                                                                               .


                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                               SUBSIDIARY SCHEDULE
                                DECEMBER 31, 2002

                                                                                                    STATE OF
CORPORATION                                                                                      INCORPORATION
-----------                                                                                      -------------

AEDON Staffing, LLC                                                                              Delaware

AEDON HomeCare, LLC                                                                              Delaware

AEGIS Therapies - Florida, Inc.                                                                  Delaware

AEGIS Therapies, Inc.                                                                            Delaware

AGI-Camelot, Inc.                                                                                Missouri

Beverly Enterprises, Inc.                                                                        Delaware

Beverly Enterprises International Limited                                                        California

Beverly Enterprises - Alabama, Inc.                                                              California

Beverly Enterprises - Arizona, Inc.                                                              California

Beverly Enterprises - Arkansas, Inc.                                                             California

Beverly Enterprises - California, Inc.                                                           California

Beverly Enterprises - Colorado, Inc.                                                             California

Beverly Enterprises - Connecticut, Inc.                                                          California

Beverly Enterprises - Delaware, Inc.                                                             California

Beverly Enterprises - Distribution Services, Inc.                                                California

Beverly Enterprises - District of Columbia, Inc.                                                 California

Beverly Enterprises - Florida, Inc.                                                              California

Beverly Enterprises - Garden Terrace, Inc.                                                       California

Beverly Enterprises - Georgia, Inc.                                                              California

Beverly Enterprises - Hawaii, Inc.                                                               California

Beverly Enterprises - Idaho, Inc.                                                                California

Beverly Enterprises - Illinois, Inc.                                                             California

Beverly Enterprises - Indiana, Inc.                                                              California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2002

                                                                                                    STATE OF
CORPORATION                                                                                      INCORPORATION
-----------                                                                                      -------------

Beverly Enterprises - Iowa, Inc.                                                                 California

Beverly Enterprises - Kansas, LLC                                                                Delaware

Beverly Enterprises - Kentucky, Inc.                                                             California

Beverly Enterprises - Louisiana, Inc.                                                            California

Beverly Enterprises - Maine, Inc.                                                                California

Beverly Enterprises - Maryland, Inc.                                                             California

Beverly Enterprises - Massachusetts, Inc.                                                        California

Beverly Enterprises - Michigan, Inc.                                                             California

Beverly Enterprises - Minnesota, Inc.                                                            California

Beverly Enterprises - Minnesota, LLC                                                             Delaware

Beverly Enterprises - Mississippi, Inc.                                                          California

Beverly Enterprises - Missouri, Inc.                                                             California

Beverly Enterprises - Montana, Inc.                                                              California

Beverly Enterprises - Nebraska, Inc.                                                             California

Beverly Enterprises - Nevada, Inc.                                                               California

Beverly Enterprises - New Hampshire, Inc.                                                        California

Beverly Enterprises - New Jersey, Inc.                                                           California

Beverly Enterprises - New Mexico, Inc.                                                           California

Beverly Enterprises - North Carolina, Inc.                                                       California

Beverly Enterprises - North Dakota, Inc.                                                         California

Beverly Enterprises - Ohio, Inc.                                                                 California

Beverly Enterprises - Oregon, Inc.                                                               California

Beverly Enterprises - Pennsylvania, Inc.                                                         California

Beverly Enterprises - Rhode Island, Inc.                                                         California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2002

                                                                                                    STATE OF
CORPORATION                                                                                      INCORPORATION
-----------                                                                                      -------------

Beverly Enterprises - South Carolina, Inc.                                                       California

Beverly Enterprises - Tennessee, Inc.                                                            California

Beverly Enterprises - Texas, Inc.                                                                California

Beverly Enterprises - Utah, Inc.                                                                 California

Beverly Enterprises - Vermont, Inc.                                                              California

Beverly Enterprises - Virginia, Inc.                                                             California

Beverly Enterprises - Washington, Inc.                                                           California

Beverly Enterprises - West Virginia, Inc.                                                        California

Beverly Enterprises - Wisconsin, Inc.                                                            California

Beverly Enterprises - Wyoming, Inc.                                                              California

Beverly - Bella Vista Holding, Inc.                                                              Delaware

Beverly Clinical, Inc.                                                                           Delaware

Beverly Funding Corporation                                                                      Delaware

Beverly Health and Rehabilitation Services, Inc.                                                 California

Beverly Healthcare - California, Inc.                                                            California

Beverly Holdings I, Inc.                                                                         Delaware

Beverly Indemnity, Ltd.                                                                          Vermont

Beverly - Indianapolis, LLC                                                                      Indiana

Beverly Manor Inc. of Hawaii                                                                     California

Beverly - Missouri Valley Holding, Inc.                                                          Delaware

Beverly - Rapid City Holding, Inc.                                                               Delaware

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2002

                                                                                                    STATE OF
CORPORATION                                                                                      INCORPORATION
-----------                                                                                      -------------

Beverly Real Estate Holdings, Inc.                                                               Delaware

Beverly Savana Cay Manor, Inc.                                                                   California

BEVRD, LLC                                                                                       Delaware

CERES Oxygen Services, LLC                                                                       Delaware

CERES Strategies, Inc.                                                                           Delaware

CERES Strategies Medical Services, LLC                                                           Delaware

Carrolton Physical Therapy Clinic, Inc.                                                          Texas

Commercial Management, Inc.                                                                      Iowa

Community Care, Inc.                                                                             North Carolina

Compassion and Personal Care Services, Inc.                                                      North Carolina

Eastern Home Health Supply & Equipment Co., Inc.                                                 North Carolina

Greenville Rehabilitation Services, Inc.                                                         Texas

Hallmark Convalescent Homes, Inc.                                                                Michigan

HomeCare Preferred Choice, Inc.                                                                  Delaware

Home Health and Rehabilitation Services, Inc.                                                    Texas

Hospice of Eastern Carolina, Inc.                                                                North Carolina

Hospice Preferred Choice, Inc.                                                                   Delaware

LARES Care Resource, LLC                                                                         Delaware

Las Colinas Physical Therapy Center, Inc.                                                        Texas

Liberty Nursing Homes, Incorporated                                                              Virginia

MATRIX Occupational Health, Inc.                                                                 Delaware

MATRIX Rehabilitation, Inc.                                                                      Delaware

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2002

                                                                                                    STATE OF
CORPORATION                                                                                      INCORPORATION
-----------                                                                                      -------------

MATRIX Rehabilitation - Delaware, Inc.                                                           Delaware

MATRIX Rehabilitation - Georgia, Inc.                                                            Delaware

MATRIX Rehabilitation - Maryland, Inc.                                                           Delaware

MATRIX Rehabilitation - Ohio, Inc.                                                               Delaware

MATRIX Rehabilitation - South Carolina, Inc.                                                     Delaware

MATRIX Rehabilitation - Texas, Inc.                                                              Delaware

Medical Arts Health Facility of Lawrenceville, Inc.                                              Georgia

Moderncare of Lumberton, Inc.                                                                    North Carolina

Nebraska City S-C-H, Inc.                                                                        Nebraska

North Dallas Physical Therapy Associates, Inc.                                                   Texas

Nursing Home Operators, Inc.                                                                     Ohio

Petersen Health Care, Inc.                                                                       Florida

South Alabama Nursing Home, Inc.                                                                 Alabama

South Dakota - Beverly Enterprises, Inc.                                                         California

Spectra Healthcare Alliance, Inc.                                                                Delaware

Tar Heel Infusion Company, Inc.                                                                  North Carolina

The Parks Physical Therapy and Work Hardening Center, Inc.                                       Texas

Theraphysics Corp.                                                                               Delaware

Theraphysics Partners of Colorado, Inc.                                                          Delaware

Theraphysics Partners of Western Pennsylvania, Inc.                                              Delaware

Theraphysics Partners of Texas, Inc.                                                             Delaware

TMD Disposition Company                                                                          Florida

Vantage Healthcare Corporation                                                                   Delaware

4 F Funding, Inc.                                                                                California